EXHIBIT 10.40

Portions of this exhibit marked [*] are omitted and

are requested to be treated confidentially.

DATED 24th OF NOVEMBER 2003

DR. FALK PHARMA GmbH

- and -

SALIX PHARMACEUTICALS, INC.

AMENDMENT AGREEMENT

This Amendment Agreement is made the 24th day of November 2003

B E T W E E N:

(1)	DR. FALK PHARMA GMBH a company incorporated in Germany having its registered office and principal place of business at Leinenweberstraße 5, 79108 Freiburg, Germany (“Falk”); and

(2)	SALIX PHARMACEUTICALS, INC. a company incorporated under the law of California whose principal place of business is at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina NC 27615, USA (“Salix”).

W H E R E A S:

(A)	The parties entered into a License Agreement dated July 15 2002 relating to the grant of rights by Falk to Salix for the territory of the USA, in respect of a mesalamine pellet pharmaceutical product (the “License Agreement”); and

(B)	The parties have agreed to amend the terms of the License Agreement in connection with the payment provisions contained in clause 3.1 of the License Agreement as set out below.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

In this Agreement, terms defined in clause 1.1 of the License Agreement shall bear the same meaning.

2.	AMENDMENT

It is agreed between the parties that clause 3.1 of the License Agreement shall be amended by the deletion of sub-clause 3.1.2 and the substitution therefore in all respects of the following:

“3.1.2.1	the non-refundable and non-creditable sum of [*] US Dollars) on or before [*];

3.1.2.2	the non-refundable and non-creditable sum of [*] US Dollars) on or before [*].”

[*]	Confidential treatment requested; certain information omitted and filed separately with the SEC.

3.	LICENSE AGREEMENT

3.1	The terms of the License Agreement shall apply to this Amendment Agreement in all respects as may be required in connection with the enforcement of or any dispute in connection with this Amendment Agreement.

3.2	It is confirmed and acknowledged that save as set out above in connection with sub-clause 3.1.2, the License Agreement shall continue in all respects in accordance with its terms.

IN WITNESS WHEREOF the Parties have executed this Amendment Agreement with effect from the date first above written.

DR FALK PHARMA GmbH

By:	/s/ Ursula Falk

Name: Ursula Falk

Title: Managing Director

SALIX PHARMACEUTICALS, INC.

By:	/s/ Carolyn J. Logan

Name: Carolyn J. Logan

Title: President and CEO